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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): November 21, 2001

                            ORCHID BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                     000-30267                  22-3392819
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  (State or other                (Commission              (IRS Employer
  jurisdiction of                File Number)           Identification No.)
  incorporation)

                                4390 US Route One
                               Princeton, NJ 08540
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (609) 750-2200


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     On or about November 21, 2001, Orchid BioSciences, Inc. (the "Company") was made aware of a complaint filed in the United States District Court for the Southern District of New York naming as defendants the Company and certain of its officers and its underwriters through a press release. The complaint purportedly is filed on behalf of persons purchasing the Company's stock between May 4, 2000 and December 6, 2000, and alleges violations of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933, as amended, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder. Orchid has not yet been served with the complaint.

     As described in the press release, the complaint alleges that, in connection with the Company's May 5, 2000 initial public offering, the defendants failed to disclose additional and excessive commissions purportedly solicited by and paid to the underwriter defendants in exchange for allocating shares of the Company's stock to preferred customers and alleged agreements among the underwriter defendants and preferred customers tying the allocation of IPO shares to agreements to make additional aftermarket purchases at pre-determined prices. Plaintiffs claim that the failure to disclose these alleged arrangements made the Company's registration statement on Form S-1 filed with the SEC in May 2000 and the prospectus, a part of the registration statement, materially false and misleading. Plaintiffs seek unspecified damages.

     The Company believes that the allegations, as described in the press release, are without merit and intends to vigorously defend against the plaintiffs' claims, when and if such claims are made. As the Company has not yet been served with the complaint, the Company has not estimated the possibility of loss or range of loss that might result, if any.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORCHID BIOSCIENCES, INC.
                                        (Registrant)

Date:  December 3, 2001                 /s/ Donald R. Marvin
                                        ---------------------------------
                                        Name:  Donald R. Marvin
                                        Title: Senior Vice President, Chief
                                                 Operating Officer & Chief
                                                 Financial Officer